EXHIBIT 4.9


NUMBER - NUMERO                                                  SHARES -ACTIONS
              E
              SMITHFIELD CANADA LIMITED           CUSIP 831917 109

              INCORPORATED UNDER THE LAW OF THE PROVINCE OF ONTARIO
            CONSTITUEE EN VERTU DE LA LOI DE LA PROVINCE DE L'ONTARIO

This certifies that
Ceci atteste que
                                    SPECIMEN
is the registered holder of
est le detenteur inscrit de

FULLY PAID AND NON-ASSESSABLE EXCHANGEABLE SHARES OF SMITHFIELD CANADA LIMITED


There are rights, privileges, restrictions or conditions attached to the said shares and a copy of the full text thereof and of the rights, privileges, restrictions or conditions attached to each other class and series of shares authorized to be issued by the Corporation, including the authority of the board to fix the rights, privileges, restrictions or conditions of subsequent series, are obtainable on demand and without charge from the Corporation. This certificate is not valid until countersigned by a Transfer Agent and Registrar of the Corporation.

         In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.

                  Dated .
Date le:

ACTIONS
ECHANGEABLES
ENTIEREMENT
LIBEREES DE

SMITHFIELD CANADA
LIMITED

Il y a des droits, privileges, restrictions ou conditions attaches aux dites actions. On peut obtenir, sans frais et sur demande adresse a la Societe, une copie du texte integral de ceux-ci et des droits, privileges, restrictions ou conditions attaches a toutes les autres categories et series d'actions que la Societe est autorisee a emettre, y compris le droit du conseil d'administration de fixer les droits, privileges, restrictions ou conditions de series ulterieures. Le present certificat n'est valide que s'il est contresigne par un agent de transfert et d'enregistrement des actions de la Societe.

         En Foi De Quoi, la Societe a fait signer le present certificat par ses officiers dument autorises.

COUNTERSIGNED AND
REGISTERED -
CONTRESIGNE ET
ENREGISTRE
CIBC MELLON TRUST
COMPANY
COMPAGNIE CIBC
MELLON TRUST
TRANSFER AGENT AND
REGISTRAR - AGENT DE
TRANSFERT ET
D'ENREGISTREMENT

BY
PAR
         AUTHORIZED
SIGNATURE - SIGNATURE
AUTORISE

THE SHARES
REPRESENTED BY THIS
CERTIFICATE ARE
INTERCHANGEABLY
TRANSFERABLE AT THE
PRINCIPAL OFFICES OF
CIBC MELLON TRUST
COMPANY IN TORONTO,
CANADA.

LES ACTIONS
REPRESENTEES PAR LE
PRESENT CERTIFICAT
SONT
INTERCHANGEABLES ET
TRANSFERABLES DANS
LES BUREAUX
PRINCIPAUX DE LA
COMPAGNIE CIBC
MELLON TRUST SITUES A
TORONTO, AU CANADA

PRESIDENT AND CHIEF

CORPORATE SECRETARY
EXECUTIVE OFFICER
         SECRETAIRE
GENERAL
PRESIDENT ET CHEF
DE L'ADMINISTRATION

         Under the rights, privileges, restrictions or conditions attached to the shares represented by this certificate pursuant to the articles of the Corporation (the "Share Provisions"), the shares are subject to certain overriding purchase rights of Smithfield Foods, Inc. ("Smithfield Foods") and its subsidiary, Smithfield Sub Limited ("Smithfield Sub") upon the proposed liquidation, dissolution or winding up of the Corporation and upon the proposed retraction by the holder or redemption by the Corporation of the shares represented hereby. Unless otherwise provided herein, all capitalized words used in this certificate which are defined in the Share Provisions have the meanings ascribed to such words in the Share Provisions.

         The holder hereof also has certain rights and is entitled to certain benefits pursuant to the Voting, Support and Exchange Trust Agreement dated as of o , 1998 (the "Trust Agreement") between Smithfield Foods, the Corporation and CIBC Mellon Trust Company (the "Trustee"), including the right to instruct the Trustee with respect to the exercise of (i) voting rights in respect of a share of special voting stock of Smithfield Foods and (ii) the right to exchange the shares represented hereby for shares of Smithfield Common Stock, pursuant to the terms and conditions of the Trust Agreement.

         The terms of the Share Provisions and Trust Agreement are incorporated herein by reference and a copy thereof will be mailed to any holder without charge after receipt by the Corporation of a written request therefor.


                              SHARE TRANSFER POWER

                                        Please insert social insurance number of transferee, if applicable _____________

For value received, the undersigned hereby sells, assigns and transfers unto

_______________________________________________________________________________
           (Please print or typewrite name and address of transferee)

                                        shares represented by this certificate

---------------   ----------------------------------    ------------------------
(Date)             (Signature of Shareholder)           (Guarantee of Signature)


                              NOTICE OF RETRACTION

To Smithfield Canada Limited, Smithfield Foods, Inc. and Smithfield Sub Limited, c/o CIBC Mellon Trust Company

         This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem on the Retraction Date (being the fifth Business Day after the date upon which this notice is received by the Corporation) in accordance with Article 6 of the Share Provisions:

|_|      all share(s) represented by this certificate; or

|_|      _________________ shares(s) only.

         The undersigned acknowledges the Retraction Call Right of Smithfield and Smithfield Sub to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Smithfield or Smithfield Sub, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in Section 6.2 of the Share Provisions. If neither Smithfield nor Smithfield Sub determines to exercise its Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Smithfield or Smithfield Sub, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

         The undersigned acknowledges that if, as a result of solvency requirements or other provisions of applicable law, the Corporation is unable to redeem all Retracted Shares because of an Insolvency Event (as defined in the Trust Agreement) shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised the Exchange Right (as defined in the Trust Agreement) so as to require Smithfield or, at the option of Smithfield, Smithfield Sub to purchase the unredeemed Retracted Shares.

         The undersigned hereby represents and warrants to the Corporation, Smithfield and Smithfield Sub that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation, Smithfield or Smithfield Sub, as the case may be, free and clear of all liens, claims, encumbrances, security interests and adverse claims.


__________    _________________________                  ______________________
(Date)        (Signature of Shareholder)                (Guarantee of Signature)

Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, failing which the securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE:This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any cheque resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed, all exigible transfer taxes are paid and the signature of the registered holder is guaranteed by a Canadian chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (STAMP) Program.


                                      Date ____________________________________

Name of Person in Whose Name Securities and
Cheque Are To Be Registered, Issued or
Delivered (please print)


___________________________________               ______________________________
Street Address or P.O. Box                        Signature of Registered Holder


___________________________                             _______________________
City - Province                                         Signature Guaranteed by

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

                  U.S. Residents/Citizens must provide their Taxpayee Indentification Number here ________________________

                  NOTICE OF EXERCISE OF OPTIONAL EXCHANGE RIGHT
                     UPON SMITHFIELD CANADA INSOLVENCY EVENT

         To the Corporation, the Trustee and Smithfield Foods

         In accordance with, and subject to, the Trust Agreement, the undersigned hereby instructs the Trustee to exercise the Exchange Right (as defined in the Trust Agreement) upon the occurrence and during continuance of an Insolvency Event (as defined in the Trust Agreement) as to require Smithfield Foods to purchase or cause Smithfield Sub to purchase from the undersigned:

|_|      all shares represented by this certificate; or

|_|      _____________________ shares only.

         The undersigned hereby represents and warrants to the Corporation and Smithfield Foods that the undersigned has full power and authority to give this notice and that Smithfield Foods will acquire good title to the shares represented by this certificate to be acquired, free and clear of all liens, claims and encumbrances.

                                                         ______________________
(Date)         (Signature of Shareholder)               (Guarantee of Signature)

|_| Please check box if the securities and any cheque resulting from the exercise of the Exchange Right are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, failing which the securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE:This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any cheque resulting from the exercise of the Exchange Right will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque resulting from such exchange will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed and all exigible transfer taxes are paid.

Name of Person in Whose Name Securities and Cheque Are To Be Registered, Issued or Delivered (please print)

-------------------------------------------------------------------------------
Street Address or P.O. Box


-------------------------------------------------------------------------------
City - Province


-------------------------------------------------------------------------------

Date: _________________________________

Signature of Shareholder ______________

Signature Guaranteed by _______________

NOTE: If the election to exchange is for less than all of the shares represented by this certificate, a certificate representing the remaining shares will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power hereon is duly completed in respect of such shares.

                              NOTICE OF RETRACTION


	To Smithfield Canada Limited, Smithfield Foods, Inc. and Smithfield Sub Limited c/o CIBC Mellon Trust Company

        This notice is given pursuant to Article 6 of the provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

        The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem on the Retraction Date (being the fifth Business Day after the date upon which this notice is received by the Corporation) in accordance with Article 6 of the Share Provisions:

[ ]	all shares represented by this certificate; or
[ ]                                   shares only.

        The undersigned acknowledges the Retraction Call Right of Smithfield and Smithfield Sub to purchase all but not less than all the Retracted Shares from the undersigned and that this notice shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Smithfield or Smithfield Sub, as the case may be, in accordance with the Retraction Call Right on the Retraction Date for the Retraction Call Purchase Price and on the other terms and conditions set out in Section 6.2 of the Share Provisions. If neither Smithfield nor Smithfield Sub determines to exercise its Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction, and offer to sell the Retracted Shares to Smithfield or Smithfield Sub, may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date.

        The undersigned acknowledges that if, as a result of solvency requirements or other provisions of applicable law, the Corporation is unable to redeem all Retracted Shares because of an Insolvency Event (as defined in the Trust Agreement) shall, to the extent it shall not theretofore have occurred, be deemed thereupon to have occurred, and the undersigned will be deemed to have exercised the Exchange Right (as defined in the Trust Agreement) so as to require Smithfield or, at the option of Smithfield, Smithfield Sub to purchase the unredeemed Retracted Shares.

        The undersigned hereby represents and warrants to the Corporation, Smithfield and Smithfield Sub that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation, Smithfield or Smithfield Sub, as the case may be, free and clear of all liens, claims, encumbrances, security interests and adverse claims.


---------------------  ------------------------------  -------------------------
	(Date)	         (Signature of Shareholder)	(Guarantee of Signature)

[ ] Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, failing which the securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any cheque resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and cheque resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed, all exigible transfer taxes are paid and the signature of the registered holder is guaranteed by a Canadian chartered bank or trust company, member of a recognized stock exchange in Canada or a member of the Securities Transfer Association Medallion (STAMP) Program.


Name of Person in Whose Name Securities and Cheque Are To Be Registered,
Issued or Delivered (please print)	                                Date

----------------------------------------------------------------------------
Street Address or P.O. Box	Signature of Shareholder


----------------------------------------------------------------------------
City - Province	Signature Guaranteed by


----------------------------------------------------------------------------

NOTE: If the notice of retraction is for less than all of the shares represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power on the share certificate is duly completed in respect of such shares.

U.S. Residents/Citizens must provide their Taxpayer Identification Number here:

-------------------------------------------------------------------------------

NOTICE OF EXERCISE OF OPTIONAL EXCHANGE RIGHT UPON SMITHFIELD CANADA INSOLVENCY EVENT


	To the Corporation, the Trustee and Smithfield Foods

        In accordance with, and subject to, the Trust Agreement, the undersigned hereby instructs the Trustee to exercise the Exchange Right (as defined in the Trust Agreement) upon the occurrence and during continuance of an Insolvency Event (as defined in the Trust Agreement) so as to require Smithfield Foods to purchase or cause Smithfield Sub to purchase from the undersigned:

[ ] all shares represented by this certificate; or
[ ]                                shares only.

         The undersigned hereby represents and warrants to the Corporation and Smithfield Foods that the undersigned has full power and authority to give this notice and that Smithfield Foods or Smithfield Sub, as the case may be, will acquire good title to the shares represented by this certificate to be acquired, free and clear of all liens, claims and encumbrances.

---------------------------------------    ---------------------------------  ----------------------------------
                (Date)	                      (Signature of Shareholder)	     (Guarantee of Signature)

[ ] Please check box if the securities and any cheque resulting from the exercise of the Exchange Right are to be held for pick-up by the shareholder at the principal transfer office of the Transfer Agent in Toronto, failing which the securities and any cheque will be mailed to the last address of the shareholder as it appears on the register.

NOTE: This panel must be completed and this certificate, together with such additional documents as the Transfer Agent and the Corporation may require, must be deposited with the Transfer Agent at its principal transfer office in Toronto. The securities and any cheque resulting from the exercise of the Exchange Right will be issued and registered in, and made payable to, respectively, the name of the shareholder as it appears on the register of the Corporation and the securities and any cheque resulting from such exchange will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed and all exigible transfer taxes are paid.


Name of Person in Whose Name Securities and Cheque Are To Be Registered,
Issued or Delivered (please print)	                                Date

-------------------------------------------------------------------------------

Street Address or P.O. Box	                      Signature of Shareholder



-------------------------------------------------------------------------------
City - Province	                                       Signature Guaranteed by



NOTE: If the election to exchange is for less than all of the shares represented by this certificate, a certificate representing the remaining shares will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the Share Transfer Power hereon is duly completed in respect of such shares.

This certifies that
Ceci atteste que

is the registered holder of
est le detenteur inscrit de


FULLY PAID AND NON-ASSESSABLE EXCHANGEABLE SHARES OF

        There are rights, privileges, restrictions or conditions attached to the said shares and a copy of the full text thereof and of the rights, privileges, restrictions or conditions attached to each other class and series of shares authorized to be issued by the Corporation, including the authority of the board to fix the rights, privileges, restrictions or conditions of subsequent series, are obtainable on demand and without charge from the Corporation. This certificate is not valid until countersigned by a Transfer Agent and Registrar of the Corporation.

	In Witness Whereof the Corporation has caused this certificate to be signed by its duly authorized officers.
                                                Dated - Date le:






        Il y a des droits, privileges, restrictions ou conditions attaches aux dites actions. On peut obtenir, sans frais et sur demande adresse a la Societe, une copie du texte integral de ceux-ci et des droits, privileges, restrictions ou conditions attaches a toutes les autres categories et series d actions que la Societe est autorisee a emettre, y compris le droit du conseil d'administration de fixer les droits, privileges, restrictions ou conditions de series ulterieures. Le present certificat n'est valide que s'il est contresigne par un agent de transfert et d'enregistrement des actions de la Societe.

	En Foi De Quoi, la Societe a fait signer le present certificat par ses officiers diment autorises.